2009 Second-Quarter Results 23 July 2009 Exhibit 99.3

Philip Morris International

Introduction
Introduction
Unless otherwise stated, we will be talking about
results in the second quarter 2009 and comparing
them with the same period in 2008
References to PMI volumes refer to shipment data
Industry volume and market shares are sourced from
A.C. Nielsen, other third party sources and internal
estimates
Net revenues exclude excise taxes
Data tables showing adjustments to revenues and
Operating Companies Income (OCI) for currency and
acquisitions, adjustments to EPS, and reconciliations
to U.S. GAAP measures are at the end of today’s web
cast slides and are posted on our web site

Philip Morris International

Forward-Looking and Cautionary Statements
Forward-Looking and Cautionary Statements
This presentation and related discussion contain statements that, to the extent they do not relate strictly to historical or current facts, constitute “forward-looking statements” within the meaning of the
Private Securities Litigation Reform Act of 1995. Such forward-
looking statements are based on current plans, estimates and expectations, and are not guarantees of future performance. They are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. PMI undertakes no obligation to
publicly update or revise any forward-looking statements, except in the normal course of its public disclosure obligations. The risks and uncertainties relating to the forward-looking statements in this presentation include those described under Item 1A. “Risk Factors”
in PMI’s Form 10-K for the year ended December 31, 2008, and Form
10-Q for the quarter ended March 31, 2009, filed with the Securities and Exchange Commission.

Philip Morris International

PMI Financials
PMI Financials
9.5
6.1%
Q2
% Variance vs. 2008 excl.
Currency & Acquisitions
5.0
11.7
H1
7.5 2.6 Adjusted OCI
(b)
5.1% 6.1
($ billion)
Net Revenues
(a)
H1 Q2
2009 Results
(a) Excluding excise taxes
(b) Less asset impairment and exit costs
Source: PMI Financials

Philip Morris International 5 PMI Financials PMI Financials ($ / share) 17.2 Q2 % Variance vs. 2008 excl. Currency 1.56 H1 14.4 0.83 Adjusted Diluted EPS H1 Q2 2009 Results Source: PMI Financials

Philip Morris International

PMI Volume
PMI Volume
% Variance vs. 2008 2009 Results
- %
Reported
H1
- %
Reported
Q2
(1.1) % (1.1) % 426.5 223.2
Cigarette Volume
Organic
(a)
Organic
(a)
H1 Q2 (units billion)
(a) Excludes acquisitions
Source: PMI Financials

Philip Morris International

Asia Region
Asia Region
Volume increased in Indonesia, Korea and Pakistan
Increased profitability net of currency in almost all our
main markets in Asia
Marlboro
turnaround in Japan
Source: PMI Financials and Tobacco Institute of Japan

Philip Morris International

Japan –
Japan –
Market Shares
Market Shares
(%)
Q2, 2008 Q2, 2009
Marlboro
Black
Menthol
Source: Tobacco Institute of Japan
Marlboro Marlboro
9.8
23.9
10.6
24.0
Total PMI Total PMI

Philip Morris International 9 Korea – Korea – Market Shares Market Shares (%) Q2, 2008 Q2, 2009 Source: PMI GIMS estimates Marlboro Marlboro Parliament Parliament 3.3 4.8 11.8 4.0 5.6 13.7 PMI PMI

Philip Morris International

Argentina –
Argentina –
Market Shares
Market Shares
(%)
Q2, 2008 Q2, 2009
Source: PMI GIMS estimates
Marlboro Marlboro Philip Morris Philip Morris
22.8
33.1
70.2
23.1
36.4
73.0
PMI PMI

Philip Morris International

Mexico –
Mexico –
Market Shares
Market Shares
(%)
Q2, 2008 Q2, 2009
Source: PMI GIMS estimates
Delicados Delicados
Benson
& Hedges
Marlboro
Benson
& Hedges
Marlboro
9.7
53.9
67.2
11.2
54.1
69.0
Premium PMI Premium PMI

Philip Morris International

Russia
Russia
Consumer downtrading
Product mix has deteriorated
Shipments declined by 1.3% in Q2, 2009
Oil prices and banking sector stability key to business
outlook
Source: PMI Financials and A.C. Nielsen

Philip Morris International

Russia –
Russia –
Market Shares
Market Shares
(a) April / May
Source: A.C. Nielsen
(%)
Premium
Mid
Low / Super-low
(a) (a)
10.2
11.3
8.2
7.8
6.3
6.1
24.7
25.2
Q2, 2008 Q2, 2009

Philip Morris International

Ukraine
Ukraine
Difficult economic and political environment
Tax-driven retail price increases of 22% – 50% this
May
Product mix remains relatively stable so far
PMI shipments down 14.1% in Q2, 2009
Our market share in the April/May period was up 1.0
pp at 36.2%
Market evolution in the second half is difficult to
predict
Source: PMI Financials and A.C. Nielsen

Philip Morris International

EEMA Region
EEMA Region
Net revenues increased by 8.5% excluding currency
and acquisitions in Q2, 2009
OCI up 10.7% excluding currency and acquisitions in
Q2, 2009
PMI gained market share in Q2, 2009, across the
Region:
–
notably in Algeria, Bulgaria, Egypt, Romania, Russia, Turkey and Ukraine
Successful implementation of higher prices
Source: PMI Financials, GIMS estimates and A.C. Nielsen

Philip Morris International

EU Region
EU Region
The situation in the EU Region is clearly improving
PMI gained market share in 15 out of the top 20 EU
Region markets in Q2, 2009:
notably in France, Germany and Spain
Marlboro
share in EU Region remained stable at 18.9%
in Q2, 2009
PMI volume declined by 3.0% in Q2, 2009
Source: PMI Financials, GIMS estimates and A.C. Nielsen

Philip Morris International

Spain
Spain
Economic recession and rising unemployment
Industry volume declined by 6.2% in Q2, 2009
Minimum Excise Tax increased in May
PMI implemented a €0.35 / pack price increase across
its cigarette portfolio, thus generating higher unit
margins
Source: PMI GIMS estimates

Philip Morris International

Marlboro
Marlboro
Shipment
Shipment
Volume
Volume
by
by
Region
Region
EU
LA &
Canada
Asia
EEMA
Q2, 2009 Volume: 78.3 billion
(Down 1.1% vs. Q2, 2008)
Source: PMI Financials
38.3%
26.4%
22.6%
12.7%

Philip Morris International 19 Marlboro Marlboro Architecture Architecture “Flavor enjoyment” “Smooth taste and style” “Fresh taste sensations” Red Gold Fresh

Philip Morris International

Red Line :
Red Line :
Marlboro Filter Plus / Flavor Plus
Marlboro Filter Plus / Flavor Plus
1.4
0.7
1.0
2.4
2.5
1.3
Lithuania Slovakia Kazakhstan Kuwait Romania Paraguay
Market Shares Q2, 2009
(a)
(a) Kazakhstan, Kuwait and Paraguay are April / May
Source: PMI GIMS Estimates, Business Analytica and A.C. Nielsen

Philip Morris International 21 Gold Line : Marlboro Gold Touch / Gold Edge Gold Line : Marlboro Gold Touch / Gold Edge Marlboro Gold Touch Marlboro Gold Edge

BLACK MENTHOL
Marlboro
喫煙は、あなたにとって肺がんの原因の一つとなります。
疫学的な推計によると、喫煙者は肺がんにより死亡する危険性が非喫煙者に比べて約２倍から４倍高くなります。
(詳細については、厚生労働省のホーム・ページ www.mhlw.go.jp/topics/tobacco/main.html をご参照ください。)
Marlboro
BLACK MENTHOL

Philip Morris International

Fresh Line : Marlboro Black Menthol
Fresh Line : Marlboro Black Menthol
1.3% market share in Japan
in Q2, 2009, including recent
line extension into 1 mg
flavor segment
3.1% market share in Hong
Kong in June, three months
after launch
Introduced in Indonesia
Such innovative new
products are boosting the
performance of Marlboro
Source: Tobacco Institute of Japan and A.C. Nielsen

Philip Morris International

Pricing
Pricing
Revenue growth significantly more than offsetting
volume softness and slightly unfavorable product mix
Pricing variance was $549 million in Q2, 2009
In last twelve months, PMI has increased prices
notably in:
Argentina
Brazil
Canada
Dominican Rep.
Mexico
Australia
Indonesia
Pakistan
Philippines
Thailand
Romania
Russia
South Africa
Turkey
Ukraine
Germany
Italy
Poland
Spain
UK
LA & Canada Asia EEMA EU
Source: PMI Financials

Philip Morris International

Germany / Spain –
Germany / Spain –
Pricing
Pricing
2.85 2.50 L&M
3.20 2.85 Chesterfield
€ 3.45 € 3.10
Marlboro
4.25
4.35
€ 4.70
New Prices
(a)
(per 19)
New Prices
(per 20)
Old Prices
(per 20)
Spain
3.80 3.60 L&M
3.90 3.70 F6
€ 4.20 € 4.00
Marlboro
Current Prices
(per 17)
Old Prices
(per 17)
Germany
(a) New prices for Germany have been published in the Tabakzeitung

Philip Morris International

Fiscal Environment
Fiscal Environment
Higher retail prices resulting in higher government
revenues
Fiscal environment remains reasonable:
–
key exceptions are Brazil and Ukraine

Philip Morris International

Productivity and Brand Building
Productivity and Brand Building
On track to deliver $500 million in productivity
improvements and cost savings in 2009
None of the savings are coming from reduced
marketing expenditures
We continue to invest appropriately behind our
brands
Source: PMI Financials

Philip Morris International

Share Repurchases
Share Repurchases
Two-year $13 billion share repurchase program
In Q2, 2009, $1.4 billion spent to buy 34.7 million
shares at average price of $40.33 per share
Source: PMI Financials

Philip Morris International

Acquisitions
Acquisitions
Strategically and financially attractive deals
South Africa: acquisition of pipe tobacco and nasal
snuff business for some $222 million
Colombia: acquisition of Protabaco for $452 million
Transactions expected to close in Q4, 2009, subject to
regulatory approval
Source: PMI

Philip Morris International

Cash Flow
Cash Flow
Free cash flow reached $4.25 billion during the first
half of 2009 in spite of:
–
$730 million negative currency impact on net earnings
–
$241 million increase in pension fund contributions
PMI has returned $12.4 billion in cash to its
shareholders since becoming an independent
company
Note: Free cash flow equals operating cash flow less capital expenditures. In the first half of 2009, operating cash flow was $4,573 million and capital expenditures $323 million
Source: PMI Financials

Philip Morris International

2009 EPS Guidance
2009 EPS Guidance
Previous 2009 EPS guidance, established in February, of
$2.85 – $3.00 per share included 80 cents in unfavorable
currency
Unfavorable currency in the first half of the year was 35
cents
During the second half, we expect a further 20 cents in
unfavorable currency based on current exchange rates
New 2009 EPS guidance is $3.10 - $3.20 per share
This reflects strong business fundamentals, the improved
currency outlook and the 4 cent charge for Colombia
Revised EPS guidance translates into currency neutral
growth of approximately 10-13%

Questions & Answers

Philip Morris International

PHILIP MORRIS INTERNATIONAL INC.
(in millions)
(Unaudited)
For the Quarters Ended June 30,
and Subsidiaries
Reconciliation of Non-GAAP Measures
Adjustments for the Impact of Currency and Acquisitions
Reported Net
Revenues
Less
Excise
Taxes
Reported Net
Revenues
excluding
Excise Taxes
Less
Currency
Reported Net
Revenues
excluding
Excise Taxes
& Currency
Less
Acquisi-
tions
Reported Net
Revenues
excluding
Excise
Taxes,
Currency &
Acquisitions
Reported Net
Revenues
Less
Excise
Taxes
Reported Net
Revenues
excluding
Excise Taxes Reported
Reported
excluding
Currency
Reported
excluding
Currency &
Acquisitions
7,155 $         (4,875) $  2,280 $         (453) $     2,733 $         22 $        2,711 $         European Union 8,279 $           (5,635) $   2,644 $           (13.8)% 3.4% 2.5%
3,400 (1,760) 1,640
(461)
2,101
3
2,098 EEMA 3,802 (1,869) 1,933 (15.2)% 8.7% 8.5%
2,947 (1,374) 1,573 (139) 1,712 - 1,712 Asia 3,170 (1,566) 1,604 (1.9)% 6.7% 6.7%
1,711 (1,070) 641 (113) 754 158 596 Latin America & Canada 1,452 (924) 528 21.4% 42.8% 12.9%
15,213 $       (9,079) $  6,134 $         (1,166) $  7,300 $         183 $      7,117 $         PMI Total 16,703 $         (9,994) $   6,709 $           (8.6)% 8.8% 6.1%
Reported
Operating
Companies
Income
Less
Currency
Reported
Operating
Companies
Income
excluding
Currency
Less
Acquisi-
tions
Reported
Operating
Companies
Income
excluding
Currency &
Acquisitions
Reported
Operating
Companies
Income Reported
Reported
excluding
Currency
Reported
excluding
Currency &
Acquisitions
1,163 $         (241) $     1,404 $         16 $        1,388 $         European Union 1,287 $           (9.6)% 9.1% 7.8%
635 (267) 902 2 900 EEMA 813 (21.9)% 10.9% 10.7%
619
4 615 -
615 Asia 523 18.4% 17.6% 17.6%
71 (47) 118 70 48 Latin America & Canada 23 100+ % 100+ % 100+ %
2,488 $         (551) $     3,039 $         88 $        2,951 $         PMI Total 2,646 $           (6.0)% 14.9% 11.5%
2009 2008
% Change on Reported Operating
Companies Income
2009 2008
% Change on Reported Net
Revenues excluding Excise Taxes

Philip Morris International

(1)
Represents 2009 Colombian investment and cooperation agreement charge
(2)
Represents 2008 equity loss from RBH legal settlement
(3)
For the calculation of net revenues excluding excise taxes and currency, refer to Slide 32
Reported
Operating
Companies
Income
Less
Asset
Impairment/
Exit Costs
and Other
Adjusted
Operating
Companies
Income
Less
Currency
Adjusted
Operating
Companies
Income
excluding
Currency
Less
Acquisi-
tions
Adjusted
Operating
Companies
Income
excluding
Currency &
Acquisitions
Reported
Operating
Companies
Income
Less
Asset
Impairment/
Exit Costs
and Other
Adjusted
Operating
Companies
Income Adjusted
Adjusted
excluding
Currency
Adjusted
excluding
Currency &
Acquisitions
1,163 $        (1) $            1,164 $        (241) $        1,405 $        16 $           1,389 $          European Union 1,287 $         (48) $            1,335 $       (12.8)% 5.2% 4.0%
635 - 635 (267) 902 2 900
EEMA
813 - 813 (21.9)% 10.9% 10.7%
619 - 619 4 615 - 615 Asia 523 - 523 18.4% 17.6% 17.6%
71 (135)
(1)
206 (47) 253 70 183 Latin America & Canada 23 (124)
(2)
147 40.1% 72.1% 24.5%
2,488 $        (136) $        2,624 $        (551) $        3,175 $        88 $           3,087 $          PMI Total 2,646 $         (172) $          2,818 $       (6.9)% 12.7% 9.5%
% Points Change
Adjusted
Operating
Companies
Income
excluding
Currency
Net
Revenues
excluding
Excise
Taxes &
Currency
(3)
Adjusted
Operating
Companies
Income
Margin
excluding
Currency
Adjusted
Operating
Companies
Income
Net
Revenues
excluding
Excise
Taxes
(3)
Adjusted
Operating
Companies
Income
Margin
Adjusted
Operating
Companies
Income Margin
excluding
Currency
1,405 $        2,733 $      51.4% European Union 1,335 $         2,644 $        50.5% 0.9 pp
902 2,101 42.9%
EEMA
813 1,933 42.1% 0.8 pp
615 1,712 35.9% Asia 523 1,604 32.6% 3.3 pp
253 754 33.6% Latin America & Canada 147 528 27.8% 5.8 pp
3,175 $        7,300 $      43.5% PMI Total 2,818 $         6,709 $        42.0% 1.5 pp
2009 2008
2009 2008
% Change on Adjusted Operating
Companies Income
Reconciliation of Adjusted Operating Companies Income Margin Excluding Currency
(in millions)
PHILIP MORRIS INTERNATIONAL INC.
and Subsidiaries
Reconciliation of Non-GAAP Measures
(Unaudited)
Reconciliation of Reported Operating Companies Income to Adjusted Operating Companies Income &
For the Quarters Ended June 30,

Philip Morris International

2009 2008 % Change
Reported Diluted EPS 0.79 $             0.80 $             (1.3)%
Adjustments:
Colombian investment and cooperation agreement charge 0.04 -
Asset impairment and exit costs - 0.01
Equity loss from RBH legal settlement - 0.06
Adjusted Diluted EPS 0.83 $             0.87 $             (4.6)%
Add:
Currency Impact 0.19
Adjusted Diluted EPS, Excluding Currency 1.02 $             0.87 $             17.2%
Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, Excluding Currency
For the Quarters Ended June 30,
(Unaudited)
PHILIP MORRIS INTERNATIONAL INC.
and Subsidiaries
Reconciliation of Non-GAAP Measures

Philip Morris International

2009 2008 % Change
Reported Diluted EPS 0.79 $               0.80 $           (1.3)%
Add:
Currency Impact 0.19
Reported Diluted EPS, Excluding Currency 0.98 $               0.80 $           22.5%
Reconciliation of Reported Diluted EPS to Reported Diluted EPS, Excluding Currency
For the Quarters Ended June 30,
(Unaudited)
PHILIP MORRIS INTERNATIONAL INC.
and Subsidiaries
Reconciliation of Non-GAAP Measures

Philip Morris International

(in millions)
For the Six Months Ended June 30,
and Subsidiaries
Reconciliation of Non-GAAP Measures
Adjustments for the Impact of Currency and Acquisitions
(Unaudited)
PHILIP MORRIS INTERNATIONAL INC.
(1)
As discussed in Note 1. Background and Basis of Presentation of our 2008 consolidated financial statements which appears in our Annual Report on Form 10-K, prior to 2008, certain of our subsidiaries reported their results up to ten days before the end of December, rather than on December 31. During 2008, these subsidiaries moved to a December 31 closing date. As a result, certain amounts in the first quarter of 2008 were revised to reflect this change
Reported Net
Revenues
Less
Excise
Taxes
Reported Net
Revenues
excluding
Excise Taxes
Less
Currency
Reported Net
Revenues
excluding
Excise Taxes
& Currency
Less
Acquisi-
tions
Reported Net
Revenues
excluding
Excise
Taxes,
Currency &
Acquisitions
Reported Net
Revenues
Less
Excise
Taxes
Reported Net
Revenues
excluding
Excise Taxes Reported
Reported
excluding
Currency
Reported
excluding
Currency &
Acquisitions
13,205 $       (8,938) $  4,267 $         (704) $    4,971 $         38 $        4,933 $         European Union 14,976 $       (10,086) $ 4,890 $         (12.7)% 1.7% 0.9%
6,231 (3,139) 3,092
(773)
3,865
3
3,862
EEMA
7,085 (3,490) 3,595 (14.0)% 7.5% 7.4%
5,804 (2,641) 3,163 (188) 3,351 - 3,351 Asia 6,146 (3,039) 3,107 1.8% 7.9% 7.9%
3,259 (2,050) 1,209
(198)
1,407
282
1,125 Latin America & Canada 2,850 (1,812) 1,038 16.5% 35.5% 8.4%
28,499 $       (16,768) $ 11,731 $       (1,863) $ 13,594 $       323 $      13,271 $       PMI Total 31,057 $       (18,427) $ 12,630 $       (7.1)% 7.6% 5.1%
Reported
Operating
Companies
Income
Less
Currency
Reported
Operating
Companies
Income
excluding
Currency
Less
Acquisi-
tions
Reported
Operating
Companies
Income
excluding
Currency &
Acquisitions
Reported
Operating
Companies
Income Reported
Reported
excluding
Currency
Reported
excluding
Currency &
Acquisitions
2,130 $
(425) $
2,555 $
27 $
2,528 $         European Union 2,454 $         (13.2)% 4.1% 3.0%
1,221
(468) 1,689 2
1,687
EEMA
1,493 (18.2)% 13.1% 13.0%
1,280 23 1,257 - 1,257 Asia 1,073 19.3% 17.1% 17.1%
226
(82) 308 125
183 Latin America & Canada 172 31.4% 79.1% 6.4%
4,857 $
(952) $
5,809 $
154 $      5,655 $
PMI Total 5,192 $         (6.5)% 11.9% 8.9%
2009 2008
(1)
% Change on Reported Net
Revenues excluding Excise Taxes
2009
2008
(1)
% Change on Reported Operating
Companies Income

Philip Morris International

As discussed in Note 1. Background and Basis of Presentation of our 2008 consolidated financial statements which appears in our Annual Report on Form 10-K, prior to 2008, certain of our subsidiaries reported their results up to ten days before the end of December, rather than on December 31.  During 2008, these subsidiaries moved to a December 31 closing date.  As a result, certain amounts in the first quarter of 2008 were revised to reflect this change
Represents 2009 Colombian investment and cooperation agreement charge
Represents 2008 equity loss from RBH legal settlement
For the calculation of net revenues excluding excise taxes and currency, refer to Slide 36
Reported
Operating
Companies
Income
Less
Asset
Impairment
/Exit Costs
and Other
Adjusted
Operating
Companies
Income
Less
Currency
Adjusted
Operating
Companies
Income
excluding
Currency
Less
Acquisi-
tions
Adjusted
Operating
Companies
Income
excluding
Currency &
Acquisitions
Reported
Operating
Companies
Income
Less
Asset
Impairment
/Exit Costs
and Other
Adjusted
Operating
Companies
Income Adjusted
Adjusted
excluding
Currency
Adjusted
excluding
Currency &
Acquisitions
2,130 $        (2) $            2,132 $        (425) $      2,557 $         27 $           2,530 $          European Union 2,454 $        (56) $          2,510 $         (15.1)% 1.9% 0.8%
1,221 - 1,221 (468) 1,689 2 1,687
EEMA
1,493 (1) 1,494 (18.3)% 13.1% 12.9%
1,280 - 1,280 23 1,257 - 1,257 Asia 1,073 (14) 1,087 17.8% 15.6% 15.6%
226 (135)
(2)
361 (82) 443 125 318 Latin America & Canada 172 (124)
(3)
296 22.0% 49.7% 7.4%
4,857 $        (137) $        4,994 $        (952) $      5,946 $         154 $         5,792 $          PMI Total 5,192 $        (195) $        5,387 $         (7.3)% 10.4% 7.5%
% Points Change
Adjusted
Operating
Companies
Income
excluding
Currency
Net
Revenues
excluding
Excise
Taxes &
Currency
(4)
Adjusted
Operating
Companies
Income
Margin
excluding
Currency
Adjusted
Operating
Companies
Income
Net
Revenues
excluding
Excise
Taxes
(4)
Adjusted
Operating
Companies
Income
Margin
Adjusted
Operating
Companies
Income
Margin
excluding
Currency
2,557 $         4,971 $      51.4% European Union 2,510 $        4,890 $      51.3% 0.1 pp
1,689 3,865 43.7%
EEMA
1,494 3,595 41.6% 2.1 pp
1,257 3,351 37.5% Asia 1,087 3,107 35.0% 2.5 pp
443 1,407 31.5% Latin America & Canada 296 1,038 28.5% 3.0 pp
5,946 $         13,594 $    43.7% PMI Total 5,387 $        12,630 $    42.7% 1.0
pp
2009 2008
2009 2008
(1)
% Change on Adjusted Operating
Companies Income
Reconciliation of Adjusted Operating Companies Income Margin Excluding Currency
(Unaudited)
For the Six Months Ended June 30,
(in millions)
PHILIP MORRIS INTERNATIONAL INC.
and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Companies Income to Adjusted Operating Companies Income &
(3)
(4)
(2)
(1)

Philip Morris International

2009 2008 % Change
Reported Diluted EPS 1.52 $               1.59 $           (4.4)%
Adjustments:
Colombian investment and cooperation agreement charge 0.04 -
Asset impairment and exit costs - 0.02
Equity loss from RBH legal settlement - 0.06
Adjusted Diluted EPS 1.56 $               1.67 $           (6.6)%
Add:
Currency Impact 0.35
Adjusted Diluted EPS, Excluding Currency 1.91 $               1.67 $           14.4%
PHILIP MORRIS INTERNATIONAL INC.
and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, Excluding Currency
For the Six Months Ended June 30,
(Unaudited)

Philip Morris International

2009 2008 % Change
Reported Diluted EPS 1.52 $               1.59 $           (4.4)%
Add:
Currency Impact 0.35
Reported Diluted EPS, Excluding Currency 1.87 $               1.59 $           17.6%
Reconciliation of Reported Diluted EPS to Reported Diluted EPS, Excluding Currency
For the Six Months Ended June 30,
(Unaudited)
PHILIP MORRIS INTERNATIONAL INC.
and Subsidiaries
Reconciliation of Non-GAAP Measures

Philip Morris International

Calculation of Total Debt to EBITDA and Net Debt to EBITDA Ratios
(in millions, except ratios)
(Unaudited)
PHILIP MORRIS INTERNATIONAL INC.
and Subsidiaries
Reconciliation of Non-GAAP Measures
For the Year Ended
June 30, December 31,
2009 2008
July~December January~June 12 months
2008 2009 rolling
Earnings before income taxes 4,941 $          4,398 $         9,339 $           9,937 $
Interest expense, net 175 351 526 311
Depreciation and amortization 438 395 833 842
EBITDA 5,554 $          5,144 $         10,698 $         11,090 $
June 30, December 31,
2009 2008
Short-term borrowings 399 $              375 $
Current portion of long-term debt 195 209
Long-term debt 13,480 11,377
Total debt 14,074 $         11,961 $
Less: Cash and cash equivalents 2,602 1,531
Net Debt 11,472 $         10,430 $
Ratios
Total Debt to EBITDA 1.32 1.08
Net Debt to EBITDA 1.07 0.94

2009 Second-Quarter Results 23 July 2009